-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549





                                   FORM 8-K




                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                         Date of Report:  June 3, 1998
                       (Date of earliest event reported)


                              GUITAR CENTER, INC.
            (exact name of registrant as specified in its charter)


           DELAWARE                COMMISSION FILE:             95-4600862
(State or other jurisdiction of       000-22207             (I.R.S. Employer
 incorporation or organization)                             Identification No.)




                              5155 CLARETON DRIVE
                           AGOURA HILLS, CALIFORNIA
         (Address of Principal executive offices, including zip code)



                                (818) 735-8800
             (Registrant's telephone number, including area code)




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

          In connection with the Registration Statement on Form S-3 (File No. 333-53269), the Company executed an underwriting agreement by and among the Company, Donaldson, Lufkin & Jenrette Securities Corporation and the Selling Stockholders (as defined therein) on June 3,1998, a copy of which is filed herewith as Exhibit 1.1 and incorporated herein by this reference.

                                 *  *  *  *  *

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.


EXHIBIT
  NO.                           DESCRIPTION
-------                         -----------

1.1 Underwriting Agreement dated June 3, 1998, by and among the Company, Donaldson, Lufkin & Jenrette
            Securities Corporation and the Selling Stockholders

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GUITAR CENTER, INC.



Date:  June 3, 1998           By   /s/ BRUCE ROSS
                                 ------------------------------------
                                 NAME:  Bruce Ross
                                 TITLE: Executive Vice President
                                        and Chief Financial Officer

                                 EXHIBIT INDEX


                                                     SEQUENTIALLY
EXHIBIT                                                NUMBERED
  NO.        DESCRIPTION                                 PAGE
-------      -----------                             ------------
  1.1        Underwriting Agreement dated June
             3, 1998, by and among the Company,
             Donaldson, Lufkin & Jenrette
             Securities Corporation and the
             Selling Stockholders
